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                                    FORM 8-K

                                 CURRENT REPORT

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 17, 2004

    COMMISSION         REGISTRANT; STATE OF INCORPORATION;      IRS EMPLOYER
    FILE NUMBER          ADDRESS; AND TELEPHONE NUMBER        IDENTIFICATION NO.
    -----------        -----------------------------------    ------------------
      1-9513                 CMS ENERGY CORPORATION              38-2726431
                            (A MICHIGAN CORPORATION)
                                ONE ENERGY PLAZA
                             JACKSON, MICHIGAN 49201
                                 (517) 788-0550

      1-5611                CONSUMERS ENERGY COMPANY             38-0442310
                            (A MICHIGAN CORPORATION)
                                ONE ENERGY PLAZA
                             JACKSON, MICHIGAN 49201
                                 (517) 788-0550

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ITEM 5. OTHER EVENTS

On August 17, 2004, CMS Energy Corporation's ("CMS Energy") principal subsidiary, Consumers Energy Company ("Consumers") issued $800 million of first mortgage bonds (the "Bonds") in a private placement to institutional investors in three separate series. The $150 million Series K Bonds will mature on August 15, 2009 and will bear interest at the rate of 4.40%. The $300 million Series L Bonds will mature on February 15, 2012 and will bear interest at the rate of 5.00%. The $350 million Series M Bonds will mature on August 15, 2016 and will bear interest at the rate of 5.50%. Interest on each series of the Bonds will be paid semi-annually in arrears on February 15 and August 15, commencing on February 15, 2005, and on the date of maturity. Proceeds to Consumers after underwriters' discounts are approximately $149.1 million, $297.8 million and $346.0 million, respectively. Consumers will use the net proceeds as follows:
(i) to redeem the aggregate outstanding balance of $300 million of its 6% Senior Notes due March 15, 2005; (ii) to redeem the aggregate outstanding balance of $141 million of its Senior Remarketed Secured Notes due 2018 with an initial interest rate of 6.5% until June 15, 2005; (iii) to redeem the aggregate outstanding balance of $140 million of its Term Loan Agreement with Beal Bank, S.S.B. with an interest rate of 6.23% and a maturity date of March 26, 2009;
(iv) to pay any attendant call premiums associated with those redemptions; (v) to pay accrued interest to the redemption dates; and (vi) for general corporate purposes. Consumers agreed pursuant to a registration rights agreement to file an exchange offer registration statement with respect to the Bonds.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

(4)(a) 96th Supplemental Indenture dated as of August 17, 2004 between Consumers Energy Company and JPMorgan Chase Bank as Trustee

(4)(b) Registration Rights Agreement dated as of August 17, 2004 between Consumers Energy Company and the Initial Purchasers, as defined therein

This Form 8-K contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's Form 10-K/A for the Fiscal Year Ended December 31, 2003 and Consumers' Form 10-K for the Fiscal Year Ended December 31, 2003 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers' results to differ materially from those anticipated in such statements.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          CMS ENERGY CORPORATION

Dated: August 20, 2004

                                          By: /s/ Thomas J. Webb
                                              ----------------------------------
                                              Thomas J. Webb
                                              Executive Vice President and
                                              Chief Financial Officer

                                          CONSUMERS ENERGY COMPANY

Dated: August 20, 2004

                                          By: /s/ Thomas J. Webb
                                              ----------------------------------
                                              Thomas J. Webb
                                              Executive Vice President and
                                              Chief Financial Officer

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                                 EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION

EX- (4)(a)      96th Supplemental Indenture dated as of August 17, 2004 between
                Consumers Energy Company and JPMorgan Chase Bank as Trustee

EX- (4)(b)      Registration Rights Agreement dated as of August 17, 2004
                between Consumers Energy Company and the Initial Purchasers, as defined therein